EXHBIT 10.10

AMENDMENT REGARDING INCREASE
This Amendment to the Secured Credit Agreement (the “Agreement”) is made as of March 3, 2014, by and among ROUSE PROPERTIES, L.P. (the “Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and one or more existing or new “Lenders” shown on the signature pages hereof.
R E C I T A L S
A.    Borrower, Administrative Agent and certain other Lenders have entered into a Secured Credit Agreement dated as of November 22, 2013 (as amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
B.    Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide the Borrower with a revolving credit facility in an aggregate principal amount of up to $250,000,000 and a term credit facility in an aggregate principal amount of $260,000,000. The Borrower and the Administrative Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things (i) increase the Aggregate Commitment to $545,000,000.00; (ii) increase the Aggregate Line Commitment to $285,000,000.00; and (iii) admit Credit Agricole Corporate And Investment Bank as a “Lender” under the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1.    The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2.    From and after March 3, 2014 (the “Effective Date”) (i) Credit Agricole Corporate and Investment Bank shall be considered as a “Lender” under the Credit Agreement and the Loan Documents, and (ii) Barclays Bank Plc and Royal Bank of Canada shall each be deemed to have increased its respective Commitment to the amount shown next to their respective signatures on the signature pages of this Amendment, each having a Commitment in the amount shown next to their respective signatures on the signature pages of this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver to each new Lender a Note to evidence the Loans to be made by such Lender.
3.    From and after the Effective Date, the Aggregate Commitment shall equal Five Hundred Forty-Five Million Dollars ($545,000,000).
4.    From and after the Effective Date, the Aggregate Revolving Commitment shall equal Two Hundred Eighty-Five Million Dollars ($285,000,000).
5.    From and after the Effective Date, Schedule 1.1 of the Credit Agreement shall refer to Schedule 1.1 attached hereto and incorporated herein.
6.    For purposes of Section 14.1 of the Credit Agreement (Giving Notice), the address(es) and facsimile number(s) for Credit Agricole Corporate and Investment Bank shall be as specified below their respective signature(s) on the signature pages of this Amendment.

7.    The Borrower hereby represents and warrants that, as of the Effective Date, there is no Default or Event of Default, the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date.
8.    As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.
9.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.
ROUSE PROPERTIES, L.P., a Delaware limited partnership

By:	Rouse GP, LLC, a Delaware limited liability company, its General Partner
By:     /s/ John A. Wain
Name:    John A. Wain
Title:    Chief Financial Officer
Address:
Rouse Properties, Inc.
c/o Rouse Properties, L.P.
1114 Avenue of The Americas, Suite 2800
New York, NY 10036
Attn: General Counsel

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent
By:     /s/ Joshua K. Mayers                 Name:    Joshua K. Mayers
Title:    Vice President

Address:
127 Public Square, 8th Floor
Cleveland, OH 44114
Attention: Joshua Mayers

Facsimile: (216) 689-4997Revolving Commitment: $25,000,000.00 Term Commitment: $25,000,000.00 Total Commitment: $50,000,000.00
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:          /s/ Adam Jenner
Name: Adam Jenner
Title: Vice President

By:          /s/ William Knicerbocker
Name: William Knickerbocker
Title: Director

Address:
Credit Agricole CIB
1301 Ave of Americas, 18th Floor
New York, NY 10019
Attention: William Knickerbocker

Revolving Commitment: $39,300,000.00 Term Commitment: $23,200,000.00 Total Commitment: $62,500,000.00
BARCLAYS BANK PLC

By:          /s/Noam Azachi
Name:Noam Azachi
Title:Vice President

Barclays Bank PLC
745 7th Avenue
New York, NY 10019
Attention: Mathew Cybul

Barclays
70 Hudson Street
Jersey City, NJ 07302
Attention: US Loan Operations

Revolving Commitment: $39,300,000.00 Term Commitment: $23,200,000.00 Total Commitment: $62,500,000.00
ROYAL BANK OF CANADA
By:          /s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

Royal Bank of Canada
200 Vesey Street
New York, NY 10281-8098
Attention: Brian Gross

Royal Bank of Canada
Loans Administration
20 King St W - 4th Fl
South Tower, 12th Fl
Toronto, ON M5H 1C4
Attention: Mhara Eugenio

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Term Loan Commitment	Term Loan Commitment Percentage	Total Allocation	Total Allocation Aggregate Commitment Percentage
KeyBank National Association 127 Public Square, 8th Floor Cleveland, OH 44114 Attention: Joshua Mayers Telephone: (216) 689-0213 Facsimile: (216) 689-4997	$39,200,000.00	13.75439%	$40,800,000.00	15.69230%	$80,000,000.00	14.67890%
LIBOR Lending Office Same as Above
Bank of America, N.A. 135 S. LaSalle Street IL4-135-06-11 Chicago, IL 60603 Attention: Asad A. Rafiq Telephone: (312) 828-4116 Facsimile: (312) 992-9767	$39,200,000.00	13.75439%	$40,800,000.00	15.69230%	$80,000,000.00	14.67890%
LIBOR Lending Office Same as Above

Royal Bank of Canada 200 Vesey Street New York, NY 10281-8098 Attention: Brian Gross Telephone: (212) 266-4047 Facsimile: (212) 428-6459 Royal Bank of Canada Loans Administration 20 King St W - 4th Fl South Tower, 12th Fl Toronto, ON M5H 1C4 Attention: Mhara Eugenio Telephone: (416) 974-0388 Facsimile (212) 428-2372	$39,300,000.00	13.78947%	$23,200,000.00	8.92308%	$62,500,000.00	11.46790%
LIBOR Lending Office Same as Above
Barclays Bank PLC 745 7th Avenue New York, NY 10019 Attention: Mathew Cybul Telephone: (212) 526-5851 Facsimile: (212) 526-5115 Barclays 70 Hudson Street Jersey City, NJ 07302 Attention: US Loan Operations Telephone: (201) 499-0040 Facsimile: (972) 535-5728	$39,300,000.00	13.78947%	$23,200,000.00	8.92308%	$62,500,000.00	11.46790%
LIBOR Lending Office Same as Above

U.S. Bank National Association 209 S. LaSalle Street Suite 210 Chicago, IL 60604 Attention: Dennis J. Redpath Telephone: (312) 325-8875 Facsimile: (312) 325-8852	$23,200,000.00	8.14035%	$46,800,000.00	18.00000%	$70,000,000.00	12.84404%
LIBOR Lending Office Same as Above
Fifth Third Bank 222 S Riverside Plaza MD: GRVR3B Chicago, IL 60606 Attention: Casey Gehrig Telephone (312) 704-6206 Facsimile: (312) 704-7364	$16,600,000.00	5.82456%	$33,400,000.00	12.84615%	$50,000,000.00	9.17431%
LIBOR Lending Office Same as Above
Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010 Attention: William O'Daly Telephone: (212) 325-1986 Facsimile: (212) 743-2254	$50,000,000.00	17.54386%	$0.00	0.00000%	$50,000,000.00	9.17431%
LIBOR Lending Office Same as Above
RBS Citizens, N.A. 340 Madison Avenue, 22nd Floor New York, NY 10173 Attention: Jonathan Hirshey Telephone: (203) 897-4019	$13,200,000.00	4.63158%	26,800,000.00	10.30769%	$40,000,000.00	7.33945%
LIBOR Lending Office Same as Above

Credit Agricole CIB 1301 Ave of Americas, 18th Floor New York, NY 10019 Attention: William Knickerbocker Telephone: (212) 261-3564	$25,000,000.00	8.77193%	$25,000,000.00	9.61538%	$50,000,000.00	9.17431%
LIBOR Lending Office Same as Above
TOTAL	$285,000,000	100.00%	$260,000,000.00	100.00%	$545,000,000.00	100.00%